Subsequent Events	3 Months Ended
Mar. 31, 2017
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events

Expiration of Class B Warrants

On April 20, 2017, the Class B warrants issued as part of the Company's IPO expired. There were no exercises of these warrants.

Armistice Securities Purchase Agreement

On April 27, 2017, the Company entered into a securities purchase agreement with Armistice, pursuant to which Armistice purchased $5.0 million of the Company’s securities, consisting of 2,345,714 shares of the Company’s common stock at a purchase price of $0.35 per share and 4,179 shares of the Company’s newly-created Series A Convertible Preferred Stock (“Series A Preferred Stock”), which shares of preferred stock are convertible into 11,940,000 shares of common stock at a conversion price of $0.35 per share. The number of shares of common stock that were purchased in the private placement constituted approximately 19.99% of the Company’s outstanding shares of common stock immediately prior to the closing of the private placement. As part of this private placement, Armistice also received warrants to purchase up to 14,285,714 shares of the Company’s common stock at an exercise price of $0.40 per share. The Series A Preferred Stock will be convertible into common stock, and the warrants will be exercisable, only after approval of the private placement by the Company’s stockholders as required by the rules and regulations of the NASDAQ Capital Market.  Pursuant to the NASDAQ Capital Market rules, Armistice will not be entitled to cast votes as to the approval of the private placement. The Company received $4.65 million in net proceeds.

NASDAQ Stockholders’ Equity Requirement for Continued Listing
On January 13, 2017, the Company received a notice from the Nasdaq Listing Qualifications Staff that the Company is not in compliance with Nasdaq Listing Rule 5550(b)(2), as the Company's market value of listed securities was below the minimum $35 million for the previous 30 consecutive business days. The Company was notified it is also not in compliance with Nasdaq Listing Rule 5550(b)(1) due to the Company's failure to maintain a minimum required stockholders' equity of $2.5 million and Nasdaq Listing Rule 5550(b)(3) due to the Company's failure to have net income from continuing operations in the latest fiscal year or in two of the last three fiscal years. This notification had no immediate effect on the Company’s listing on the Nasdaq Stock Market or on the trading of the Company’s common stock, Class A warrants or Class B warrants (prior to their expiration).

As a result of the Armistice Securities Purchase Agreement that closed on April 29, 2017, the Company believes it has satisfied the stockholders’ equity requirement for continued listing with NASDAQ as of the filing date of this Quarterly Report. The Company will continue to monitor the Company’s ongoing compliance with the stockholders’ equity requirement and, if at the time of its next periodic report the Company does not evidence compliance, the Company may be subject to delisting.
The following table presents our pro forma summary balance sheet data as of March 31, 2017 reflecting adjustments for the Armistice Securities Purchase Agreement and receipt of the proceeds therefrom:

	As of March 31, 2017
	Actual	Pro forma
	(unaudited)	(unaudited)
Cash and cash equivalents	$3,001,553	$7,651,553
Total assets	3,560,770	8,210,771
Total liabilities	3,986,528	3,986,528
Preferred stock	—	4
Common stock	10,901	13,247
Additional paid in capital	71,559,062	76,206,712
Accumulated deficit	(71,995,721)	(71,995,721)
Total stockholders' equity	(425,758)	4,224,242